UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 8, 2005


                               CALPINE CORPORATION
                            (A Delaware Corporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL  DEFINITIVE  AGREEMENT



Chairman, President and Chief Executive Officer Employment Agreement


     On March  9,  2005,  the  Board  of  Directors  (the  "Board")  of  Calpine
Corporation (the "Issuer") approved an employment agreement with Peter Cartwright to serve as the Issuer's Chairman, President and Chief Executive Officer. The agreement, attached as Exhibit 10.1 hereto, is made effective as of January 1, 2005, and includes the following provisions:

1. The term of the agreement is two years (until December 31, 2006) and is renewable for three successive one-year terms upon the mutual agreement of the Board and Mr. Cartwright.

2. Mr. Cartwright will receive a minimum base salary of $1,000,000, as adjusted annually by the Compensation Committee and Nominating and Governance Committee of the Board, acting jointly (the "Joint Committee"), and shall be eligible to receive an annual performance bonus as determined by the Joint Committee. Mr. Cartwright's target bonus is 180% of his base salary.

3. Upon signing the agreement, Mr. Cartwright will be granted an option to purchase 1,250,000 shares of common stock pursuant to the Discretionary Option Grant Program of the Issuer's 1996 Stock Incentive Plan, as amended. Such option was granted on March 9, 2005 at an exercise price of $3.80 per share (representing the closing price of Calpine common stock on January 3, 2005). The option has a six-year term and will vest upon the earlier of (i) the Company's common stock closing price equaling at least $10.00 per share for four consecutive trading days and (ii) December 31, 2009. A filing for such equity award was made with the Securities and Exchange Commission on Form 4 on March 10, 2005.

4. Mr. Cartwright shall continue to serve as Chairman of the Board for as long as he continues to be nominated and elected.

5. Mr. Cartwright is entitled to certain severance benefits as set forth in the agreement in the event that (i) Mr. Cartwright resigns for good cause,
     (ii) the Company terminates his employment other than for cause or (iii) the agreement is not renewed for any of the three one-year renewal terms. The severance benefits include an annual amount equal to the sum of Mr. Cartwright's base salary and target bonus at the time of the termination of his employment, paid for the shorter of (i) two years and (ii) the period from his termination date to December 31, 2009.

6.   Disputes under the agreement will be resolved by arbitration.


Other Officer Compensation Arrangements

     On March 8, 2005, the Compensation Committee of the Board approved annual base salary and equity awards of (i) options to purchase common stock under the Discretionary Option Program of the Issuer's 1996 Stock Incentive Plan, as amended, and (ii) performance-based restricted stock under the Stock Issuance Program of the Issuer's 1996 Stock Incentive Plan, as amended, for eligible employees, including Peter Cartwright, Chairman, President and Chief Executive Officer; Ann B. Curtis, Vice Chair, Executive Vice President and Corporate Secretary; Robert D. Kelly, Executive Vice President, Chief Financial Officer and President - Calpine Finance Company; E. James Macias, Executive Vice President; and Thomas R. Mason, Executive Vice President and President - Calpine Power Company. The Compensation Committee of the Board determined not to issue bonus awards for performance in 2004 to the Issuer's executive officers under the Issuer's Management Incentive Plan.

     The Compensation Committee of the Board made the following approvals:

--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
                                                                                     2005 Stock Option   2005 Restricted Stock
              Executive Officer           2005 Salary (1)       2004 Bonus (2)           Grant (3)             Grant (4)
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
Peter Cartwright, Chairman, President        $1,000,000               $0                  350,500               406,627
and Chief Executive Officer
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
Ann B. Curtis, Vice Chair,                     $550,000               $0                  350,000               124,247
Executive Vice President
and Corporate Secretary
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
Robert D. Kelly,                               $530,000               $0                  500,000               301,205
Executive Vice President,
Chief Financial Officer and
President - Calpine Finance Company
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
E. James Macias,                               $500,000               $0                  225,000               112,952
Executive Vice President
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------
Thomas R. Mason,                               $500,000               $0                  200,000               112,952
Executive Vice President and
President - Calpine Power Company
--------------------------------------- ------------------- ----------------------- ------------------- ------------------------

     (1) No increases for 2005, except that Mr. Kelly will receive an annual base salary of $650,000, effective as of July 1, 2005.

     (2) Bonus awards payable in 2005 for performance during 2004.

     (3) Each stock option has an exercise price of $3.32 representing the closing price of Calpine common stock on the New York Stock Exchange on the date of grant. The options have a seven-year term and will vest in a series of four successive equal annual installments upon completion of each year of continued service as a service provider of the Issuer over the four-year period measured from the grant date.

     (4) The performance-based restricted stock has a purchase price of $3.32 per share representing the closing price of Calpine common stock on the New York Stock Exchange on the date of grant and such purchase price is payable in past services. Each restricted stock grant has an expiration date of December 31, 2009. The performance-based restricted stock vests as follows:
     50% shall vest upon such time as the closing selling price of the Issuer's common stock is equal to or greater than $5.00 per share for four consecutive trading days, and 50% shall vest upon such time as the closing selling price of the Issuer's common stock is equal to or greater than $10.00 per share for four consecutive trading days.

     The stock options were granted subject to the terms of a stock option agreement, the form of which is attached as Exhibit 10.2 hereto. The restricted stock awards were granted subject to the terms of a restricted stock agreement, the form of which is attached as Exhibit 10.3 hereto.

     As reported to the Securities and Exchange Commission on applicable Forms 4 on March 10, 2005, Mr. Cartwright and the other executive officers of the Company were granted the performance-based restricted stock and stock option awards described in the table above on March 8, 2005.

     On March 8, 2005, the Compensation Committee of the Board approved an increase in annual base salary from $530,000 to $650,000 for Robert D. Kelly, Executive Vice President, Chief Financial Officer and President - Calpine Finance Company, effective July 1, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements of Businesses Acquired.


    Not Applicable


(b) Pro Forma Financial Information.


    Not Applicable


(c) Exhibits.


 10.1 Employment Agreement, effective as of January 1, 2005, between Calpine Corporation and Peter Cartwright

 10.2 Form of Stock Option Agreement

 10.3 Form of Restricted Stock Agreement

 10.4 Base Salary, Bonus, Stock Option Grant and Restricted Stock Summary Sheet

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: March 16, 2005

                                    EXHIBITS


10.1 Employment Agreement, effective as of January 1, 2005, between Calpine Corporation and Peter Cartwright

10.2 Form of Stock Option Agreement

10.3 Form of Restricted Stock Agreement

10.4 Base Salary, Bonus, Stock Option Grant and Restricted Stock Summary Sheet